UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 09, 2024

ARAX HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

820 E Park Ave, Bld. D200 Tallahassee, Florida	32301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 850 254 1161

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01	Changes In Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On May 03, 2022, the Securities and Exchange Commission (“Commission”) deemed it appropriate that public administrative and cease-and-desist proceedings be, and thereby, instituted against BF Borgers CPA PC (“BF Borgers”) and Benjamin F. Borgers, CPA (“Borgers”) (collectively “Respondents”) pursuant to Section 8A of the Securities Act of 1933 (“Securities Act”), Sections 4C1 and 21C of 1 Section 4C. Under this action, Borgers is not currently permitted to appear or practice before the Commission. Arax Holdings Corp (the “Company”) was thus required to terminate all agreements and relationships with the auditor.

During the years ended October 31, 2023 and 2022, there were no: (1) disagreements with Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K

The Company did not provide Borgers with the disclosures under Item 4.01 of Form 8-K due to the actions of the Commission, and this disclosure may be provided in lieu of a letter from the auditor stating whether it agrees with the required disclosure. No letter from Borgers is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On May 09, 2024, the Board approved the appointment of Fruci & Associates II, PLLC (“Fruci”) as the Company’s new independent registered public accounting firm for the fiscal year ending October 31, 2024, effective immediately. During the Company’s two most recent fiscal years ended October 31, 2023 and 2022, and the subsequent interim periods, neither the Company nor anyone acting on its behalf consulted with Fruci with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Fuci did not provide either a written report or oral advice to the Company that Fruci concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	None - disclosure in lieu of a letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

Dated: May 09, 2024	By:	/s/ Christopher D. Strachan
Christopher D. Strachan
Chief Financial Officer